UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

One East Washington Street, Suite 1400, Phoenix, Arizona		85004

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (602) 389-3500
2700 West Sahara Avenue, Las Vegas, Nevada 89102
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 21, 2010, Western Alliance Bancorporation (the “Company”) received notification from the Federal Deposit Insurance Corporation that the Consent Order with respect to the Company’s Torrey Pines Bank subsidiary, dated November 16, 2009, was terminated as of October 20, 2010. As previously disclosed, the Consent Order related to certain alleged violations of law at Torrey Pines Bank’s now discontinued credit card division.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION (Registrant)
Date: October 22, 2010	By:	/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer